                                     CALAMOS

                        STRATEGIES FOR SERIOUS MONEY(TM)



                              CONVERTIBLE PORTFOLIO


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002


                                     [LOGO]

                               CALAMOS INVESTMENTS





                        CALAMOS FINANCIAL SERVICES, INC.
                           1111 East Warrenville Road
                        Naperville, Illinois 60563-1463
                                  800.582.6959
                                www.calamos.com

CALAMOS CONVERTIBLE PORTFOLIO
A message from the President

Dear Contract Owners:

The CALAMOS Convertible Portfolio available through the Kansas City Life Century II Variable Products remained level in its rate of return, returning 0.03%* during the six-month period from January 1 through June 30, 2002. This was an enviable performance compared to the broad equity market, with the S&P
500(1) returning -13.15%, and the convertible market, represented by the Value Line Convertible Index(2), returning -6.40% for the period.

In the first months of 2002, the markets returned to a sense of normalcy. In contrast to the fears brought on by the events of 9/11, "normal" in this case was worrying about a deep recession that didn't happen and the repercussions of accounting shenanigans that did. The resulting market environment was mixed, and the convertible market was pushed and pulled as equity prices showed a large degree of divergence in performance based on market cap and style. As the six-month period progressed, however, mounting scandals and accounting uncertainties continued to plague the markets despite positive economic indicators. Convertible securities endured losses, though they held up considerably well relative to their underlying stocks.

Convertible bonds performed as intended during the period: the downside protection provided by their bond attributes limited the impact of their underlying stocks' losses. The CALAMOS Convertible Portfolio exceeded the broad convertible market through its security selection and sector weightings, driven by our rigorous investment process.

For more than two decades, CALAMOS INVESTMENTS has helped investors pursue financial success while managing risk through our disciplined convertible investment strategy. We are pleased to be a part of the Century II fund choices and thank you for your continued confidence in the CALAMOS Convertible Portfolio.

Sincerely,


/s/ JOHN P. CALAMOS
---------------------------
John P. Calamos, Sr.
President and Chief Investment Officer
August 1, 2002

(1) The S&P 500 Stock Index is an unmanaged index generally considered representative of the U.S. stock market.

(2) The Value Line Convertible Index is an equally weighted index of the largest 585 convertibles. Selection is based on issue size and trading statistics. The index represents 90% of the market. Source: Russell/Mellon Analytical Services.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

In addition to market risk, there are certain risks associated with an investment in a convertible bond such as default risk (risk that the company issuing a convertible security will be unable to repay principal and interest) and interest rate risk (risk that the security may decrease in value if interest rates increase).

MANAGEMENT REVIEW & OUTLOOK

WHAT ARE CONVERTIBLE SECURITIES AND WHO SHOULD INVEST IN THEM?

Convertible securities are hybrid securities that combine the characteristics of both stocks and bonds with the option to convert the security into a specified number of shares of common stock. Therefore, they may offer the potential for excellent opportunities in both worlds, that is, participation in the growth of a stock's value while earning income from the bond. The equity component may provide excellent upside return potential while the fixed-income features may help both to reduce downside risk and help preserve your assets. Of course, there are also risks associated with investments in convertible securities, such as the risk that the issuing company will become insolvent.

In managing the CALAMOS Convertible Portfolio, risk/reward measures the relationship of the portfolio's upside potential versus the potential downside protection provided by convertibles' fixed-income characteristics. At CALAMOS, we maintain a favorable risk/reward ratio by taking profits on convertibles that have increased in price and become more equity sensitive and replacing them with convertibles closer to par with stronger fixed-income features. We believe this strategy allows the Portfolio to be appropriately aggressive while retaining defensive characteristics.

Since the performance of convertibles does not correlate directly to that of the stock or bond markets, they may help diversify a portfolio. A convertible portfolio may benefit moderately conservative investors who seek fixed income with favorable risk characteristics while desiring equity participation and the potential for capital appreciation.

HOW DOES MANAGEMENT SELECT ISSUES FOR THE PORTFOLIO?

CALAMOS stands for more than simply the pursuit of returns--we consider ourselves first and foremost to be risk managers, using an investment process defined by a willingness to forego some of an investment's upside in exchange for significant protection from downturns. That strategy may be harder to appreciate during periods of double-digit gains, but in recent months we believe our skillful use of risk management tools has helped protect the Portfolio from the bulk of the declines in the equity and convertible markets.

Warren Buffett once said, "Risk comes from not knowing what you're doing." We agree that knowledge can be power, and therefore, rely on a comprehensive investment process that we believe thoroughly addresses the question of the risk/reward tradeoff of a given security.

Our research team of more than 20 individuals huddles daily to assess market developments and to review quantitative screens that identify companies with changing pictures. While we believe that the marketplace ultimately rewards companies with strong fundamentals, we also know that fundamentals can change. By using a company's current financial picture to assess its current risk/reward profile, we determine best and worst case scenarios for different time frames that shape our decision to buy, hold, or sell.

CALAMOS' investment process formalizes this approach, as we examine each security through multiple lenses, analyzing the variety of factors that can help or hurt an investment. First, our credit team meets regularly to review in-house credit evaluations that are more in-depth and more timely than those of the credit-rating agencies. While we believe the accuracy and timeliness of such an analysis may allow us to identify improving conditions ahead of the market, we believe it also may enable us to avoid or to sell companies that have deteriorating financials--often before the market learns of it and metes out its punishment.

The second step establishes the upside and downside potential of a company's stock, using factors such as relative growth, the sustainability of such growth, and historic volatility. Armed with these data, we identify what we believe are the parameters of a stock's performance, seeking to weed out securities whose downside risk outweighs their upside potential. This step also includes an assessment of a firm's management, which helps us to identify companies with what we believe are untested or unreliable executives.

Using our evaluations of the credit and equity components of a company, we turn to convertible evaluation, our third step. We believe the assets and liabilities of a company identified in steps one and two enable us to quantify its securities' risk and return tradeoffs, as well as their over- or undervaluation relative to their market price. Our models quantify how securities could perform based on multiple targets for future performance, again enabling us to assess potential risk and reward levels for different time periods.

Our fourth step is to consider the Portfolio as a whole, overweighting industries where we perceive the most attractive opportunities. Because of our commitment to diversification, however, we won't fully neglect any sector.

WHAT FACTORS HAD A SIGNIFICANT IMPACT ON THE CALAMOS CONVERTIBLE PORTFOLIO?

While sector allocation and security selection often alternate as the main drivers of performance, they both contributed in a positive manner over the six-month period. We achieved this dual victory via several avenues. In the aftermath of September 11, several of our holdings were negatively affected. We drilled down into these individual names and concluded that they continued to be worthy of investment. The CALAMOS Convertible Portfolio profited as the market eventually realized the actual value of these companies.

We also realized gains from our top-down perspective on the market and the economy. Coming into the period, we had expressed a desire to increase the Portfolio's exposure to the recovering economy. We added significant value through our weightings in the economically sensitive financial and consumer cyclical sectors.

Given the gloomy environment for technology, limiting losses as the period progressed was the task at hand. Although our positions suffered, they held up relatively well versus those in the benchmark and particularly well compared to the broader indexes.

From a bottom-up perspective, we were rewarded for "sticking to our guns" as our utility holdings bounced back and posted positive gains. This was particularly satisfying given the poor performance exhibited by the overall sector.

Persistent weakness in the telecommunications sector has been a negative for the Portfolio. While we have kept our exposure to a minimum and remain substantially underweight relative to the benchmark, our names have not been immune to the sector's fragility.

WHAT IS THE OUTLOOK FOR THE CALAMOS CONVERTIBLE PORTFOLIO?

We have predicted that investor confidence in a "fair" playing field is critical to the functioning of financial markets, and that companies with aggressive accounting would be awarded lower P/E ratios. With the revelations of the second quarter, however, investors have actually awarded a lower P/E to the whole market, responding to the extent of the fraud, the questionable accounting, and the difficulty of knowing what company will become the next surprise.

The US markets are going through significant shifts, both psychological and fundamental: The psychological shifts are occurring as consumers and investors lose confidence in CEOs, accountants, politicians, the CIA, the FBI, the clergy, and others entrusted with our society's well being. It is nearly impossible to predict such shifts of sentiment, their duration, or their impact on consumers and spending. As a result, we focus more on the fundamentals.

We see the following fundamental shifts in the US markets: The economy continues to emerge, even as corporate excesses in spending and greed are being dealt with in a painful but necessary way. In fact, the economy seems to be in better shape than the market as a whole. While economic indicators and market sentiment don't move in lockstep with each other, it's also uncommon for them to be marching to such different drummers. Much of the foundation for a positive investment environment already exists, including such positive macro signals as: our GDP growing at 3%-4%, a low inflation, low interest rate environment, and an accommodative Fed policy. Moreover, consumer spending remains on track, a softening dollar is helping exports, and bank liquidity is healthy. Companies are reporting shrinking inventories, progress on balance sheet restructuring, and a bottoming of capacity utilization; even more significantly, earnings are improving, especially on a year-over-year basis.

Once the market resolves its reckoning with past excesses, we think that such positive economic data may gain traction with investors, particularly among companies already demonstrating growth potential. Also, in an environment where capital gain is limited, we believe current income has become a more appreciated component of total return, much more so than earlier in the market cycle. The CALAMOS Convertible Portfolio is particularly well suited for such a scenario. We believe the CALAMOS investment process has a built-in bias for mid-cap* issues with sustainable growth, an understanding of yield as a driver of long-term total return, and a dedication to risk management. We believe staying true to this process has, once again, contributed to the Portfolio's relative outperformance during a troublesome period. We believe the Portfolio will be well positioned going forward as well.

Although this stage of the investment cycle is not fun and is downright nerve-wracking, no one knows when the next move up will occur. Stay with your long-term financial plan, and remember that uncertainty and fear may create opportunity in the investment world. The ocean of wealth that capitalism has created, manifested in the equity market's excellent long-term returns, can be stormy. We believe the CALAMOS Convertible Portfolio may effectively navigate these choppy waters for both the near and long-term.

*Investments in medium-sized and smaller companies present greater risks than investments in larger companies.

This report has been prepared by CALAMOS ASSET MANAGEMENT INC. (CAM), the Portfolio's adviser, for information purposes; any opinions expressed herein reflect our judgment as of this date and are subject to change at any time without notice. The forecasts may not prove true. This report should be preceded or accompanied by a prospectus. Please read the prospectus carefully before you invest or send money.

                         CALAMOS CONVERTIBLE PORTFOLIO
                         Average Annual Total Returns*

                       SINCE INCEPTION          ONE YEAR
                      -----------------     -----------------
                       (5/1/99-6/30/02)      (7/1/01-6/30/02)
                      -----------------     -----------------
                            7.01%                -2.00%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations.

*Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Note: Without expense limits, the Portfolio's total return would have been lower.

PORTFOLIO MANAGERS

[PICTURE]

       John P. Calamos, Sr.
       President and Chief Investment Officer

            - Over 30 years of investment management experience
            - Authority on convertibles, listed call options and other hedging techniques
            - Authored two books on convertible investing, the latest:
              Convertible Securities, the Latest Instruments, Portfolio Strategies and Valuation Analysis, 1998
            - Member of the Investment Analysts Society of Chicago
            - BS Economics - Illinois Institute of Technology
            - MBA Finance - Illinois Institute of Technology

[PICTURE]

       Nick P. Calamos, CFA
       Senior Executive Vice President and Chief Investment Officer

            - More than 18 years of investment management experience
            - Oversees research and portfolio management for the firm
            - Member of the Investment Analysts Society of Chicago
            - Chartered Financial Analyst
            - BS Economics - Southern Illinois University
            - MS Finance - Northern Illinois University

TRUSTEES & OFFICERS

The trustees serve terms of unlimited duration provided that a majority of trustees always has been elected by the Trust's shareholders. In addition, the trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by the Trust's shareholders. The Trust's shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of the Trust's outstanding shares. A trustee also may be removed, with or without cause, upon the written declaration of two-thirds of the trustees.

The trustees elect the officers of the Trust. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
                                                LENGTH                                        COMPLEX
                        POSITION(S) HELD        OF TIME     PRINCIPAL OCCUPATION              OVERSEEN
NAME AND AGE            WITH FUND               SERVED      DURING THE PAST FIVE YEARS        BY TRUSTEE   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE INTERESTED PERSONS OF CALAMOS:

------------------------------------------------------------------------------------------------------------------------------------
JOHN P. CALAMOS, SR.*   Trustee and President   Since       - President, CAM                      10       - None
61                                              Inception   - President, Calamos Financial
                                                              Services, Inc. ("CFS"), a
                                                              broker-dealer and the Funds'
                                                              distributor

------------------------------------------------------------------------------------------------------------------------------------
NICK P. CALAMOS*        Trustee and             Since       - Senior Executive Vice President,    10       - None
40                      Vice President          Inception     CAM and CFS

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF CALAMOS:

------------------------------------------------------------------------------------------------------------------------------------
RICHARD J. DOWEN        Trustee                 Since       - Chair and Professor of Finance,     10       - None
57                                              Inception     Northern Illinois University

------------------------------------------------------------------------------------------------------------------------------------
JOE F. HANAUER          Trustee                 Since 2001  - Director, MAF Bancorp (bank         10       - MAF Bancorp
64                                                            holding company)                             - Homestore.com, Inc.
                                                            - Director, Homestore.com, Inc.                - Grubb & Ellis Co.
                                                              (Internet provider of real                   - Combined Investments,
                                                              estate information and products)               L.P.
                                                            - Director, Grubb & Ellis Co.
                                                              (advisory firm specializing in
                                                              real estate)
                                                            - Director, Combined Investments,
                                                              L.P. (investment management)

------------------------------------------------------------------------------------------------------------------------------------
WESTON W. MARSH         Trustee                 Since 2002  - Partner, Freeborn & Peters          10       - Telesource
51                                                            (law firm)                                     International
                                                            - Director, Telesource
                                                              International

------------------------------------------------------------------------------------------------------------------------------------
JOHN E. NEAL            Trustee                 Since 2001  - Managing Director, Banc One         10       - None
52                                                            Capital Markets Inc.
                                                              (since 2000)(investment banking)
                                                            - Executive Vice President and
                                                              head of Real Estate Department,
                                                              Bank One (1998-2000)
                                                            - President, Kemper Mutual Funds
                                                              1996 - 1997

------------------------------------------------------------------------------------------------------------------------------------
WILLIAM R. RYBAK        Trustee                 Since 2002  - Executive Vice President and        10       - Alliance Bancorp
51                                                            CFO, Van Kampen Investments, Inc.            - Howe Barnes Investments
                                                              (and subsidiaries)(investment
                                                              manager)(1986-2000)
                                                            - Director, Alliance Bancorp
                                                              (formerly Hinsdale Financial
                                                              Corporation)(savings & loan
                                                              holding company)(1986-2001)
                                                            - Director, Howe Barnes Investments
                                                              (since January 2002)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES & OFFICERS CONTINUED                                                                 NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
                                                LENGTH                                        COMPLEX
                        POSITION(S) HELD        OF TIME     PRINCIPAL OCCUPATION              OVERSEEN
NAME AND AGE            WITH FUND               SERVED      DURING THE PAST FIVE YEARS        BY TRUSTEE   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
PATRICK H. DUDASIK      Vice President          Since 2001  - Executive Vice President, Chief     N/A      - N/A
46                                                            Financial Officer and
                                                              Administrative Officer, and
                                                              Treasurer of CAM and CFS, since
                                                              2001
                                                            - Chief Financial Officer, David
                                                              Gomez and Associates,  Inc.
                                                              1998 - 2001
                                                            - Chief Financial Officer,
                                                              Scudder Kemper Investments, Inc.
                                                              1994 - 1998

------------------------------------------------------------------------------------------------------------------------------------
RHOWENA BLANK           Treasurer               Since 1999  - Vice President - Operations,        N/A      - N/A
33                                                            CAM, since 1999
                                                            - Vice President, CFS, since 2000
                                                            - Director of Operations,
                                                              Christian Brothers Investment
                                                              Services, 1998 - 1999
                                                            - Audit Manager, Ernst and Young,
                                                              LLP, 1996 - 1998

------------------------------------------------------------------------------------------------------------------------------------
JEFF LOTITO             Assistant Treasurer     Since 2000  - Operations Manager, CAM, since      N/A      - N/A
30                                                            2000
                                                            - Manager - Fund Administration,
                                                              Van Kampen, 1999 - 2000
                                                            - Supervisor - Corporate
                                                              Accounting, Stein Roe and
                                                              Farnham, 1998 - 1999
                                                            - Supervisor - Financial Reporting,
                                                              Scudder Kemper Investments, Inc.,
                                                              1996 - 1998

------------------------------------------------------------------------------------------------------------------------------------
JAMES S. HAMMAN, JR.    Secretary               Since 1998  - Executive Vice President and        N/A      - N/A
                                                              General Counsel, CAM, since 1998
                                                              and CFS, since 1999
                                                            - Vice President and Associate
                                                              Counsel, Scudder Kemper
                                                              Investments, Inc.,1996 - 1998
------------------------------------------------------------------------------------------------------------------------------------

* John P. Calamos and Nick P. Calamos are trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") because they are officers of the trust and of Calamos Asset Management, Inc., and are members of the executive committee of the board of trustees, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board. A family relationship exists between John P. Calamos and Nick P. Calamos. Nick P. Calamos is a nephew of John P. Calamos.

The Statement of Additional Information ("SAI") includes additional information about fund directors and is available upon request without charge by calling our toll free number (800) 582-6959.

The addresses of the trustees are as follows: Mr. J. Calamos and Mr. N. Calamos, 1111 East Warrenville Road, Naperville, Illinois 60563-1463; Mr. Dowen, Department of Finance, Northern Illinois University, DeKalb, Illinois 60115-2854; Mr. Hanauer, 361 Forest Avenue, Suite 200, Laguna Beach, California 92651; Mr. Neal, 309 Sterling Road, Kenilworth, Illinois 60043; Mr. Rybak 12813 Misty Harbour Lane, Palos Park, Illinois 60464; and Mr. Marsh 311 S. Wacker, Suite 300, Chicago, Illinois 60606. The address of the officers of the Trust is 1111 East Warrenville Road, Naperville, Illinois 60563-1463.

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

PRINCIPAL                                                                                                MARKET
AMOUNT                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS (59.9%)
                     CAPITAL GOODS - INDUSTRIAL (5.3%)
$            135,000 Briggs & Stratton Corp. (b)                                       $                139,725
                     5.000%, 05/15/06
              45,000 Brooks Automation, Inc. (b)                                                         36,562
                     4.750%, 06/01/08
           1,690,000 General Motors Corp. (c)                                                           436,696
                     4.500%, 03/06/32
             105,000 Thermo Electron Corp.                                                              100,669
                     4.000%, 01/15/05
             135,000 Waste Connections, Inc. (b)                                                        150,863
                     5.500%, 04/15/06
                                                                                                    -----------
                                                                                                        864,515

                     CAPITAL GOODS - TECHNOLOGY (15.9%)
             150,000 Adaptec, Inc. (b)                                                                  127,875
                     3.000%, 03/05/07
             260,000 Amazon.com, Inc.                                                                   170,950
                     4.750%, 02/01/09
              20,000 Atmel Corp. (b)                                                                      9,275
                     0.000%, 04/21/18
              49,000 Atmel Corp.                                                                         22,724
                     0.000%, 04/21/18
             200,000 Atmel Corp. (b)                                                                     60,250
                     0.000%, 05/23/21
             150,000 Bisys Group, Inc. (b)                                                              176,437
                     4.000%, 03/15/06
             380,000 Celestica, Inc.                                                                    161,975
                     0.000%, 08/01/20
             140,000 Computer Associates International, Inc. (b)                                        140,525
                     5.000%, 03/15/07
             150,000 Conexant Systems, Inc.                                                              67,312
                     4.000%, 02/01/07
             415,000 Electronic Data Systems Corp.                                                      310,213
                     0.000%, 10/10/21
             136,000 First Data Corp.                                                                   154,870
                     2.000%, 03/01/08
             200,000 L-3 Communications Holdings (b)                                                    295,250
                     5.250%, 06/01/09
             180,000 Liberty Media Corp. (Motorola) (b)                                                 133,650
                     3.500%, 01/15/31
              50,000 LSI Logic Corp.                                                                     47,125
                     4.250%, 03/15/04
             130,000 Morgan Stanley Dean Witter, MTN                                                    117,406
                     0.500%, 12/13/04


                See accompanying Notes to Schedule of Investments

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

PRINCIPAL                                                                                                MARKET
AMOUNT                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------
                     CAPITAL GOODS - TECHNOLOGY (CONTINUED)
$            350,000 Morgan Stanley Dean Witter, MTN                                   $                283,937
                     0.500%, 03/30/08
              65,000 Photronics, Inc. (b)                                                                57,688
                     4.750%, 12/15/06
             500,000 Solectron Corp.                                                                    232,500
                     0.000%, 11/20/20
               7,000 Systems & Computer Technology Corp.                                                  6,387
                     5.000%, 10/15/04
                                                                                                    -----------
                                                                                                      2,576,349

                     CONSUMER CYCLICALS (11.5%)
             130,000 Carnival Corp. (b)                                                                 132,762
                     2.000%, 04/15/21
             375,000 Four Seasons Hotels                                                                117,656
                     0.000%, 09/23/29
             150,000 Hilton Hotel Corp.                                                                 141,563
                     5.000%, 05/15/06
             240,000 J.C. Penney Company, Inc. (b)                                                      240,300
                     5.000%, 10/15/08
             250,000 Jones Apparel Group, Inc. (b)                                                      135,000
                     0.000%, 02/01/21
             400,000 Lear Corp. (b)                                                                     179,000
                     0.000%, 02/20/22
             200,000 Office Depot, Inc.                                                                 155,000
                     0.000%, 12/11/07
             660,000 Royal Caribbean Cruises, Ltd.                                                      240,075
                     0.000%, 02/02/21
             425,000 Starwood Hotel & Resorts Worldwide, Inc. (b)                                       219,938
                     0.000%, 05/25/21
             140,000 The Gap, Inc. (b)                                                                  160,125
                     5.750%, 03/15/09
             270,000 Valassis Communications, Inc.                                                      150,525
                     0.000%, 06/06/21
                                                                                                    -----------
                                                                                                      1,871,944

                     CONSUMER GROWTH STAPLES (16.8%)
              45,000 Alza Corp. (Johnson & Johnson) (b)                                                  34,425
                     0.000%, 07/28/20
             150,000 Alza Corp. (Johnson & Johnson)                                                     114,750
                     0.000%, 07/28/20
             140,000 American Greetings Corp. (b)                                                       212,800
                     7.000%, 07/15/06
              55,000 AmerisourceBergen Corp. (b)                                                         88,412
                     5.000%, 12/01/07


                See accompanying Notes to Schedule of Investments

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

PRINCIPAL                                                                                                MARKET
AMOUNT                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------
                     CONSUMER GROWTH STAPLES (CONTINUED)
$            400,000 Cendant Corp. (b)                                                 $                266,000
                     0.000%, 02/13/21
             130,000 Community Health Systems, Inc.                                                     137,150
                     4.250%, 10/15/08
             270,000 Cracker Barrel Old Country Store, Inc. (b)                                         117,787
                     0.000%, 04/03/32
             190,000 Elan Corp., PLC                                                                    184,775
                     3.500%, 07/15/02
             210,000 Hasbro, Inc. (b)                                                                   198,450
                     2.750%, 12/01/21
             170,000 Health Management Associates, Inc.                                                 117,725
                     0.250%, 08/16/20
             210,000 King Pharmaceuticals, Inc. (b)                                                     181,913
                     2.750%, 11/15/21
             200,000 Laboratory Corporation of America Holdings (b)                                     150,250
                     0.000%, 09/11/21
              50,000 LifePoint Hospitals, Inc. (b)                                                       52,000
                     4.500%, 06/01/09
             150,000 Lowe's Companies, Inc.                                                             146,625
                     0.861%, 10/19/21
             440,000 News America, Inc. (b)                                                             208,450
                     0.000%, 02/28/21
             240,000 Reebok International, Ltd. (b)                                                     255,000
                     4.250%, 03/01/21
              70,000 Service Corp.                                                                       69,300
                     6.750%, 06/22/08
             170,000 Skechers U.S.A., Inc. (b)                                                          179,563
                     4.500%, 04/15/07
                                                                                                    -----------
                                                                                                      2,715,375

                     CONSUMER STAPLES (1.0%)
             530,000 Supervalu, Inc. (b)                                                                162,975
                     0.000%, 11/02/31

                     ENERGY (3.7%)
             170,000 Anadarko Petroleum Corp.                                                           109,225
                     0.000%, 03/07/20
             195,000  Devon Energy (Chevron)                                                            194,756
                     4.900%, 08/15/08
             320,000 Diamond Offshore Drilling, Inc. (b)                                                291,600
                     1.500%, 04/15/31
                                                                                                    -----------
                                                                                                        595,581


                See accompanying Notes to Schedule of Investments

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

PRINCIPAL                                                                                                MARKET
AMOUNT                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------
                     FINANCIAL (5.0%)
$            195,000 Equity Office Properties                                          $                211,088
                     7.250%, 11/15/08
             300,000 Goldman Sachs, MTN                                                                 271,473
                     1.000%, 12/12/07
             145,000 PMI Group, Inc. (b)                                                                160,225
                     2.500%, 07/15/21
               6,850 Travelers Property Casualty Corp. (c)                                              161,831
                     4.500%, 04/15/32
                                                                                                    -----------
                                                                                                        804,617

                     TELECOMMUNICATIONS (0.7%)
              50,000 Liberty Media Corp. (Sprint PCS Group) (b)                                          22,750
                     3.750%, 02/15/30
             100,000 Nextel Communications, Inc. (b)                                                     46,375
                     6.000%, 06/01/11
             110,000 Nextel Communications, Inc. (b)                                                     46,063
                     5.250%, 01/15/10
                                                                                                    -----------
                                                                                                        115,188

                     TOTAL CONVERTIBLE BONDS                                                          9,706,544
                     (Cost $ 10,028,679 )


NUMBER OF                                                                                                MARKET
SHARES                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (27.0%)
                     BASIC INDUSTRIES (0.5%)
               1,695 International Paper Company                                                         82,207
                     5.250%

                     CAPITAL GOODS - INDUSTRIAL (2.3%)
               6,760 Ford Motor Company Captial Trust II                                                380,250
                     6.500%

                     CAPITAL GOODS - TECHNOLOGY (3.6%)
               3,400 Electronic Data Systems Corp.                                                      126,480
                     7.625%
               4,400 Motorola, Inc.                                                                     201,828
                     7.000%
                 650 Northrop Grumman Corp.                                                              86,131
                     7.250%
               2,650 Raytheon Company                                                                   175,563
                     8.250%
                                                                                                    -----------
                                                                                                        590,002



                See accompanying Notes to Schedule of Investments

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002


NUMBER OF                                                                                                MARKET
SHARES                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------
                      CONSUMER CYCLICALS (2.8%)
                5,850 Newell Financial Trust I                                         $                272,025
                      5.250%
                3,500 Toys 'R' Us, Inc.                                                                 179,550
                      6.250%                                                                        -----------
                                                                                                        451,575


                      CONSUMER GROWTH STAPLES (1.1%)
                2,100 Anthem, Inc.                                                                      174,405
                      6.000%

                      CONSUMER STAPLES (1.1%)
                3,540 Suiza Foods Capital Trust II                                                      185,408
                      5.500%

                      CREDIT CYCLICALS (3.0%)
                5,300 Washington Mutual, Inc. (b)                                                       281,562
                      5.375%
                3,900  Washington Mutual, Inc.                                                          205,238
                      5.375%                                                                        -----------
                                                                                                        486,800


                      ENERGY (0.2%)
                  750 El Paso Corp. Capital Trust I                                                      27,600
                      4.750%

                      FINANCIAL (9.0%)
                3,550 Commerce Bancorp, Inc. (b)                                                        190,813
                      5.950%
                1,600 Equity Office Properties Trust                                                     72,960
                      5.250%
                3,100 Equity Residential Properties Trust                                                77,655
                      7.250%
                3,850 Host Marriott Financial Trust                                                     164,106
                      6.750%
                4,750     LaBranche & Company, Inc.                                                     120,579
                      6.750%
                1,500 Metlife Capital Trust I                                                           133,245
                      8.000%
                3,475 National Australia Bank, Ltd.                                                     121,451
                      7.875%
                4,400 Prudential Financial, Inc.                                                        253,616
                      6.750%
                3,800 Sovereign Capital Trust II                                                        311,600
                      7.500%                                                                        -----------
                                                                                                      1,446,025


                See accompanying Notes to Schedule of Investments

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

NUMBER OF                                                                                                MARKET
SHARES                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------
                     TELECOMMUNICATIONS (0.8%)
                 265 Lucent Technologies, Inc. (b)                                     $                128,141
                     8.000%

                     TRANSPORTATION (1.1%)
               3,360 Union Pacific Capital Trust                                                        176,400
                     6.250%

                     UTILITIES (1.5%)
               2,740 AES Trust VII (b)                                                                   62,335
                     6.000%
               2,750 AES Trust VII                                                                       62,562
                     6.000%
               4,000 Calpine Capital Trust III (b)                                                      119,000
                     5.000%                                                                         -----------
                                                                                                        243,897


                     TOTAL CONVERTIBLE
                     PREFERRED STOCKS                                                                 4,372,710
                     (Cost $ 4,398,191)

COMMON STOCKS (9.5%)
                     CAPITAL GOODS - INDUSTRIAL (1.0%)
               6,500 Waste Management, Inc.                                                             169,325

                     CONSUMER CYCLICALS (3.7%)
               7,500 AMR Corp. (a)                                                                      126,450
               2,230 Boeing Company                                                                     100,350
               8,000 Genuine Parts Company                                                              278,960
               5,300 Hilton Hotel Corp.                                                                  73,670
                                                                                                    -----------
                                                                                                        579,430

                     CONSUMER GROWTH STAPLES (1.5%)
               8,000 Mylan Laboratories, Inc.                                                           250,800

                     CONSUMER STAPLES (2.5%)
               7,400 Kellogg Company                                                                    265,364
               4,300 UST, Inc.                                                                          146,200
                                                                                                    -----------
                                                                                                        411,564

                     FINANCIAL (0.8%)
               2,800 Countrywide Credit Industry, Inc.                                                  135,100

                     TOTAL COMMON STOCKS                                                              1,546,219
                     (Cost $ 1,427,726 )



                See accompanying Notes to Schedule of Investments

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                                                                         MARKET
                                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS (96.4%)                                         $             15,625,473
                     (Cost $ 15,854,595)                                                            -----------

                     OTHER ASSETS, LESS LIABILITIES (3.6%)                                              580,585
                                                                                                    -----------

                     NET ASSETS (100%)                                                 $             16,206,058
                                                                                                    -----------


NOTES TO SCHEDULE OF INVESTMENTS
(a) Non-Income producing security.
(b) Rule 144A security-Private placement securities issued under Rule 144A are exempt from the registration requirement of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the portfolio, and any resale by the portfolio must be an exempt transaction, normally to other qualified institutional investors.
(c) Security trades at a price that takes into account the value, if any, of accrued but unpaid interest.

MTN - Medium Term Notes
PLC - Public Limited Company





                 See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)


ASSETS
Investments, at value (cost $15,854,595)        $ 15,625,473
Cash with custodian (interest bearing)               554,441
Accrued interest and dividends receivable             85,603
Receivable for Fund shares sold                           16
Prepaid expenses                                         610
Due from advisor                                       6,521
Other assets                                           9,188
                                                ------------
  Total Assets                                  $ 16,281,852
                                                ------------

LIABILITIES AND NET ASSETS
Payable for Fund shares redeemed                      41,843
Accounts payable and accrued liabilities              33,951
                                                ------------
  Total Liabilities                                   75,794
                                                ------------

NET ASSETS                                      $ 16,206,058
                                                ============

ANALYSIS OF NET ASSETS
Paid in Capital                                 $ 17,259,487
Undistributed net investment income (loss)            25,774
Accumulated net realized gain (loss) on
 investments                                        (850,081)
Unrealized depreciation of investments              (229,122)
                                                ------------

NET ASSETS                                      $ 16,206,058
                                                ============

Net Assets Applicable to Shares Outstanding     $ 16,206,058
Shares Outstanding                                 1,456,233
Net Asset Value and Redemption Price Per Share  $      11.13


See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
STATEMENT OF OPERATIONS
FOR SIX MONTHS ENDED JUNE  30, 2002 (UNAUDITED)


INVESTMENT INCOME
Interest                                        $    181,509
Dividends                                            151,987
                                                ------------
  Total Investment Income                            333,496
                                                ------------

EXPENSES
Investment advisory fees                              58,889
Accounting fees                                       24,092
Audit and legal fees                                  18,682
Custodian fees                                         5,280
Transfer agent fees                                    4,798
Trustees' fees                                         4,554
Other                                                  5,860
                                                ------------
  Total Expenses                                     122,155
  Less Expenses waived or absorbed                   (43,636)
                                                ------------
  Net Expenses                                        78,519
                                                ------------

NET INVESTMENT INCOME                                254,977
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments              188,087
Change in net unrealized appreciation/
 depreciation on investments                        (447,807)
                                                ------------
NET GAIN (LOSS) ON INVESTMENTS                      (259,720)
                                                ------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      $     (4,743)
                                                ============


See accompanying Notes to Financial Statements

CALAMOS CONVERTIBLE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE  30, 2002 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2001


                                                                               SIX MONTHS            YEAR
                                                                                  ENDED              ENDED
                                                                                JUNE 30,          DECEMBER 31,
                                                                                  2002               2001
                                                                              --------------    --------------
OPERATIONS
Net investment income                                                           $   254,977       $    455,501
Net realized gain (loss) on investments                                             188,087         (1,030,662)
Change in net unrealized appreciation/depreciation on investments                  (447,807)           (17,649)
                                                                              --------------    --------------
Net increase (decrease) in net assets resulting from operations                      (4,743)          (592,810)
                                                                              ==============    ==============

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                              (229,203)          (484,693)
Net realized gains                                                                       --                 --
                                                                              --------------    --------------
Total Distributions                                                                (229,203)          (484,693)
                                                                              ==============    ==============

NET INCREASE  IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS                                                     1,335,719          5,322,903
                                                                              --------------    --------------

TOTAL INCREASE IN NET ASSETS                                                      1,101,773          4,245,400

NET ASSETS
Beginning of period                                                              15,104,285         10,858,885
                                                                              --------------    --------------
End of period                                                                   $16,206,058        $15,104,285
                                                                              --------------    --------------

Undistributed Net Investment Income                                             $    25,774        $        --

See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Calamos Advisors Trust, a Massachusetts business trust organized February 17, 1999 (the "Trust"), consists of a single series, Calamos Convertible Portfolio (the "Portfolio"). The Trust currently offers the Portfolio's shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio commenced investment operations on May 19, 1999.

PORTFOLIO VALUATION - Investments are stated at value. Securities for which quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the mean of the most recently quoted bid and asked prices. Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount. Dividend income is recognized on the ex-dividend date. Generally, the Portfolio does not amortize premiums on convertible securities, since premiums on convertible securities are attributed to the equity component of the convertible security.

FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since the Portfolio elected to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and has made such distributions to shareholders as to be relieved of all Federal income taxes.

CAPITAL LOSS CARRYFORWARDS - As of December 31, 2001, the Portfolio had a net tax basis capital loss carryforward of $1,030,662, which, if not used, will expire in 2009 and a capital loss carryforward of $7,506, which will expire, if not used, in 2007.

DIVIDENDS AND CAPITAL GAINS - The Portfolio intends to distribute to its shareholders its net investment income quarterly and net realized capital gain, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain dividends are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of distributions during the six months ended June 30, 2002 was as follows:

Distributions paid from:
            Ordinary Income         $229,203
            Long-Term Capital Gain     --

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

NOTE  2 - INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with CALAMOS ASSET MANAGEMENT, INC. ("CAM"), the Portfolio pays an investment advisory fee at the annual rate of 0.75% of the average daily net assets of the Portfolio.

CAM has voluntarily undertaken to limit normal operating expenses of the Portfolio to 1.00% of average daily net assets through May 31, 2003. As of the six months ended June 30, 2002, this expense reimbursement and waiver was $43,636. This reimbursement and waiver is voluntary and may be terminated by CAM at any time.

Certain portfolio transactions for the Portfolio have been executed through CALAMOS FINANCIAL SERVICES, INC. ("CFS") as broker, consistent with the Portfolio's policy of obtaining best price and execution. During the six months ended June 30, 2002, the Portfolio paid no brokerage commissions to CFS on purchases and sales of portfolio securities.

Certain officers and trustees of the Trust are also officers and directors of CFS and CAM. All officers and affiliated trustees serve without direct compensation from the Trust.

The Portfolio offers a deferred compensation plan to its trustees who are not officers of CALAMOS. The obligations of the Portfolio under the plan are paid solely out of the assets of the Portfolio. Under the deferred compensation plan, a trustee not affiliated with CFS or CAM may elect to defer all or a portion of his compensation. Amounts deferred are retained by the Portfolio, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2002 for $9,188. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

NOTE 3 - INVESTMENTS

Purchases and sales of investments other than short-term obligations for the six months ended June 30, 2002 were as follows:

   Purchases                         $   3,589,904
   Proceeds from sales                   2,509,913

The following information is presented on an income tax basis as of June 30, 2002. Differences between amounts for financial statements and Federal income tax purposes are primarily due to timing differences. The cost basis of investments for tax purposes at June 30, 2002 was as follows:

   Cost basis of investments          $ 15,854,595
   Gross unrealized appreciation         1,142,250
   Gross unrealized depreciation         1,371,372
   Net unrealized depreciation             229,122

The tax components of undistributed net investment income and realized gains and losses as of June 30, 2002, were as follows:

   Undistributed ordinary income       $    25,774
   Undistributed capital losses           (850,081)

NOTE 4 - INTEREST BEARING CASH DEPOSIT WITH CUSTODIAN

The Portfolio earns interest on its average daily balance with its custodian. During the six months ended June 30, 2002, the Portfolio earned $918 in interest income under this arrangement.

NOTE 5 - CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Portfolio:

Six months ended June 30, 2002:
                                          SHARES            DOLLARS
                                      --------------    --------------
Shares sold                              187,290         $ 2,125,797
Shares issued in reinvestment
 of distributions                         20,394             229,203
Less shares redeemed                     (89,540)         (1,019,281)
                                      --------------    --------------
Increase                                 118,144         $ 1,335,719
                                      ==============    ==============

Year ended December 31, 2001:
                                          SHARES            DOLLARS
                                      --------------    --------------
Shares sold                               486,353        $ 5,684,557
Shares issued in reinvestment
 of distributions                          43,269            484,693
Less shares redeemed                      (74,350)          (846,347)
                                      --------------    --------------
Increase                                  455,272        $ 5,322,903
                                      ==============    ==============

CALAMOS CONVERTIBLE PORFOLIO
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                (UNAUDITED)
                                                                SIX MONTHS
                                                                   ENDED                  YEAR ENDED                MAY 19, 1999
                                                                 JUNE 30,                DECEMBER 31,              TO DECEMBER 31,
                                                                   2002             2001              2000              1999
                                                              --------------    ------------      ------------      --------------
Net asset value, beginning of period                             $   11.29       $   12.30          $   12.18         $   10.00
Income from investment operations:
 Net investment income                                                0.20            0.38               0.31              0.09
 Net realized and unrealized gain (loss) on investments              (0.20)          (0.99)              0.39              2.23
                                                                 ---------       ---------          ---------         ---------
   Total from investment operations                                     --           (0.61)              0.70              2.32
                                                                 ---------       ---------          ---------         ---------

Less distributions:
  Dividends from net investment income                               (0.16)          (0.40)             (0.30)            (0.09)
  Dividends from net realized gains                                     --              --              (0.28)               --
  Distibutions paid from capital                                        --              --                 --             (0.05)
                                                                 ---------       ---------          ---------         ---------
   Total distributions                                               (0.16)          (0.40)             (0.58)            (0.14)
                                                                 ---------       ---------          ---------         ---------

Net assets value, end of period                                  $   11.13       $   11.29          $   12.30         $    12.18
                                                                 =========       =========          =========         =========

Total Return (a)                                                     0.03%          (4.87%)             5.72%             23.19%
Ratios and supplemental data:
 Net assets, end of period (000)                                 $  16,206       $  15,104          $  10,859         $    2,542
 Ratio of net expenses to average net assets                         1.00% *         1.00%              1.00%              1.00% *
 Ratio of net investment income to average net assets                3.25% *         3.41%              3.01%              3.10% *
 Ratio of gross expenses to average net assets prior to
 waiver and absorption of expenses by the advisor                    2.56% *         2.28%              4.44%             10.86% *

Portfolio turnover rate                                             32.41% *        57.57%             70.51%             31.65% *

(a) Total return is not annualized for periods that are less than a full year.

*  Annualized

This is a supplement to the Calamos Convertible Portfolio semi-annual report dated June 30, 2002 and should be inserted after page 67 of the Century II Variable Product Funds semi-annual report dated June 30, 2002.


                          Special Shareholders Meeting

On June 26, 2002, a Special Shareholders' meeting was held. Shareholders of Calamos Convertible Portfolio were asked to vote on two issues: election of seven members to the Board of Trustees and approval of changes to the fundamental investment restrictions regarding a) diversification, b) investing in real estate, commodities, or commodities contracts, c) investing in illiquid securities, and d) borrowing.

        1)      Election of Trustees

                                                FOR               WITHHELD

                John P. Calamos              1,349,186             44,659
                Nick P. Calamos              1,349,186             44,659
                Richard J. Dowen             1,349,479             44,366
                Joe F. Hanauer               1,349,479             44,366
                John E. Neal                 1,349,479             44,366
                Weston W. Marsh              1,349,367             44,478
                William R. Rybak             1,349,479             44,366

        2) Approval of changes to the fundamental investment restrictions regarding:

                (a)  Diversification

                               FOR             AGAINST            ABSTAIN

                             1,287,843          20,615             85,387


                (b) Investing in real estate, commodities or commodities contracts


                               FOR             AGAINST            ABSTAIN

                             1,224,297          84,342             85,206


                (c)  Investing in illiquid securities

                               FOR             AGAINST            ABSTAIN

                             1,152,152         121,794            119,899


                (d)     Borrowing

                               FOR             AGAINST            ABSTAIN

                             1,119,466         161,728            112,651